UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2017

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

This Amendment No. 1 to Form 8-K is filed by Pixelworks, Inc. (“Pixelworks”) to provide the financial statements required by Item 9.01(a) and furnish the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on August 8, 2017. In the originally filed Form 8-K, Pixelworks reported it had completed its previously announced acquisition of all of the outstanding common shares of ViXS Systems Inc. (“ViXS”).

Item 9.01         Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Attached as Exhibit 99.1 are the following financial statements as required by Item 9.01(a) of Form 8-K:

•	Audited Consolidated Statements of Comprehensive Income of ViXS for the years ended January 31, 2016 and 2017.

•	Audited Consolidated Statements of Financial Position of ViXS as of January 31, 2016 and 2017.

•	Notes to Consolidated Financial Statements of ViXS.

(b)	Pro Forma Financial Information.
The following unaudited pro forma condensed combined financial information of Pixelworks, giving effect to the acquisition of ViXS, is included in Exhibit 99.2 hereto as required by Item 9.01(b) of Form 8-K:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016 and for the three-month period ended March 31, 2017.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2017.

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description
23	Consent of Independent Auditors.
99.1	Audited Consolidated Financial Statements of ViXS Systems Inc. as of January 31, 2017 and 2016 and the years ended January 31, 2017 and 2016, and the notes related thereto.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Pixelworks, Inc. as of and for the three months ended March 31, 2017 and the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	August 11, 2017	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited Consolidated Financial Statements of ViXS Systems Inc. as of January 31, 2017 and 2016 and the years ended January 31, 2017 and 2016, and the notes related thereto.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Pixelworks, Inc. as of and for the three months ended March 31, 2017 and the year ended December 31, 2016.